UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 27, 2016

001-35922
(Commission file number)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	22-3755993
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
 (Address of principal executive offices)

(855) 733-3826
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01
Notice Of Delisting Of Failure To Satisfy A Continued Listing Rule Or Standard; Transfer Of Listing.

On December 27, 2016, PEDEVCO Corp. (the “Company”) received notice from the NYSE MKT LLC (the “Exchange”) that the Company is not in compliance with Section 1003(a)(iii) of the NYSE MKT Company Guide (“Company Guide”) since it reported stockholders’ equity of less than $6,000,000 at September 30, 2016 and has incurred net losses in its five most recent fiscal years ended December 31, 2015.

Receipt of the letter does not have any immediate effect upon the listing of the Company’s common stock, provided that in order to maintain its listing on the Exchange, the Exchange has requested that the Company submit a plan of compliance (the “Plan”) by January 27, 2017 addressing how the Company intends to regain compliance with Section 1003(a)(iii) of the Company Guide by June 27, 2018.

As of the date hereof, the Company’s management has determined to submit a Plan to the Exchange by the January 27, 2017 deadline.  If the Exchange accepts the Company’s Plan, the Company will be able to continue its listing during the plan period and will be subject to continued periodic review by the Exchange staff.  If the Plan is not accepted, and the Company is unable to regain compliance with the continued listing standards by June 27, 2018, or the Plan is accepted but the Company does not make progress consistent with the Plan during the plan period, the Company will be subject to delisting procedures as set forth in the Company Guide. The Company may then appeal such a determination by the staff of the Exchange in accordance with the provisions of the Company Guide. There can be no assurance that the Company will be able to achieve compliance with the Exchange’s continued listing standards within the required time frame. Until the Company regains compliance with the Exchange’s listing standards, a “.BC” indicator will be affixed to the Company’s trading symbol to denote non-compliance with the Exchange’s continued listing standards; provided that as disclosed in the Current Report on Form 8-K filed by the Company on November 9, 2016, a “.BC” indicator is already affixed to the Company’s trading symbol due to the fact that the Company is not in compliance with Section 1003(f)(v) of the Company Guide.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a), (d)
Appointment of New Director

At the Annual Meeting of Stockholders of the Company held on December 28, 2016 (the “Annual Meeting”), the stockholders of the Company appointed Frank C. Ingriselli, Elizabeth P. Smith, David Z. Steinberg and Adam McAfee as members of the Board of Directors. Mr. McAfee was appointed as a member of the Board of Directors to fill the vacancy left by departing director, David C. Crikelair, who did not stand for reelection at the Annual Meeting (Mr. Crikelair previously served as the Chairman of the Audit Committee and as a member of the Compensation Committee and Nominating and Corporate Governance Committee). At the time of appointment, the Board of Directors made the affirmative determination that Mr. McAfee was “independent” pursuant to applicable NYSE MKT rules and regulations and as defined under Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Effective upon his appointment to the Board of Directors on December 28, 2016, Mr. McAfee was also appointed to serve on the Compensation Committee, Nominating and Corporate Governance Committee, and Audit Committee of the Company’s Board of Directors, replacing Mr. Crikelair who previously served on each committee, with Mr. McAfee replacing Mr. Crikelair as Chairman of the Audit Committee and as the “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act.

Pursuant to the Company’s Board of Director’s compensation program (the “Board Compensation Program”), Mr. McAfee shall receive a quarterly cash payment of $5,000, and on December 28, 2016 he received a grant of 545,455 restricted shares of Company common stock valued at $60,000 on the date of grant, which shares vest in full on the date that is one year following the date of grant, subject to Mr. McAfee continuing to serve as a member of the Board of Directors on such date and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and Mr. McAfee.

Adam McAfee

          Mr. McAfee, age 52, has over 30 years of experience as a financial analyst, controller and executive with leadership roles in mergers and acquisitions, financial planning and analysis, project finance, operations, audit and enterprise system implementations. Since August 2012, Mr. McAfee has served as Chief Executive Officer of, and between December 2008 and July 2012, Mr. McAfee served as Chief Financial Officer of, Nevo Energy, Inc., a solar utility and development company. Since October 2013, Mr. McAfee has served as the Vice President of Finance of, and between August 2011 and October 2013, Mr. McAfee served as Controller of, Aemetis, Inc. (NASDAQ: AMTX), a renewable fuels processing company. Since September 2005, he has served as Chief Executive Officer and Director of Navitas Corporation, an energy company, which merged with publicly traded Pacific Asia Petroleum (PAP) in July 2008 and then as Managing Director of Navitas Capital LLC, a spin-off company from Navitas Corporation, managing debt and equity investments in public and private companies. In 2003 Mr. McAfee founded Park Capital Management, LLC, a fund that manages assets acquired through PIPE and private equity investments in technology and renewable energy companies, which he has served as Managing Director of since November 2003. Mr. McAfee has served as the Managing General Partner of Orchard Yield Funds, which funds the investing in developing organic almonds in the Central Valley of California, since March 2016 and as the Managing Member of Organic Pastures Dairy Company, an organic raw milk dairy and creamery since June 1983.

          Mr. McAfee spent more than eleven years in significant corporate finance roles at Apple Computer in the Worldwide Financial Planning and Analysis, Sales, Research and Development and Operations divisions. Mr. McAfee currently serves as the President and Chairman of McAfee Charitable Ventures, a private non-profit charitable organization, a position he has held since August 2006. Mr. McAfee is also the Managing Member of the California and Missouri Registered Investment Advisory Firm, Tilted Funds Group LLC, a position he has held since 2007.

          Mr. McAfee is a Certified Management Accountant. He graduated with honors from California State University, Fresno with a Bachelor’s of Science in business administration and finance, and earned a Masters of Business Administration from the University of California, Irvine. He also completed the Harvard Business School Private Equity and Venture Capital Program. Mr. McAfee has been a Registered Investment Advisor in California since May 2007 and passed his Series 7 exam in March 1989, Series 63 exam in May 1991, and his Series 65 exam in May 2007.

(e)
Stockholder Approval of an Amendment to the PEDEVCO CORP. 2012 Equity Incentive Plan

At the Annual Meeting the stockholders of the Company approved an amendment to the Company’s 2012 Equity Incentive Plan (the “Plan”) to increase by 5,000,000 (to 15,000,000), the number of shares of common stock reserved for issuance under the Plan. The Company’s stockholders approved the Plan in accordance with the voting results set forth below under Item 5.07. The increase to the Plan was originally approved by the Board of Directors of the Company on October 21, 2016, subject to stockholder approval.

The Plan was originally adopted in 2012. The material terms of the Plan were described in the Company’s Proxy Statement under the caption “Proposal 3 – Amendment to the PEDEVCO Corp. 2012 Equity Incentive Plan” filed with the SEC on November 8, 2016. The Plan provides for awards of incentive stock options, non-statutory stock options, rights to acquire restricted stock, stock appreciation rights, or SARs, and performance units and performance shares.  Incentive stock options granted under the Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

The above description of the Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the Plan, which is attached as Exhibit 4.1 to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission on December 28, 2016 and is incorporated by reference into this Item 5.02.

(e)
Restricted Stock and Option Awards

On December 28, 2016, in accordance with the terms of the Company’s Board Compensation Program, the Company granted 545,455 shares of restricted Company common stock under the Plan to each member of the Company’s Board of Directors – Messrs. Ingriselli, McAfee and Steinberg, and Ms. Smith – which shares vest on the date that is one year following the anniversary date of each director’s appointment to the Company’s Board of Directors as a non-employee director, in each case subject to the recipient of the shares being a member of the Company’s Board of Directors on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement entered into by and between the Company and the recipient.

In addition, on December 28, 2016, in connection with the Company’s annual compensation review process, the Company granted restricted stock awards to Messrs. Michael L. Peterson (President and Chief Executive Officer) and Clark R. Moore (Executive Vice President, General Counsel and Secretary), of 1,650,000 and 1,050,000 shares, respectively, and options to purchase 600,000 shares of common stock to Gregory Overholtzer (Chief Financial Officer), which options have an exercise price of $0.11 per share and expire in five (5) years from the date of grant. The restricted stock and option awards were granted under the Company’s 2012 Equity Incentive Plan, as amended. The restricted stock and option awards vest as follows: 50% of the shares on the six (6) month anniversary of December 28, 2016 (the “Grant Date”); (ii) 30% on the twelve (12) month anniversary of the Grant Date; and (iii) 20% on the eighteen (18) month anniversary of the Grant Date, in each case subject to the recipient of the shares or options being an employee of or consultant to the Company on such vesting date, and subject to the terms and conditions of a Restricted Shares Grant Agreement or Stock Option Agreement, as applicable, entered into by and between the Company and the recipient.

A copy of the form of Restricted Shares Grant Agreement and form of Stock Option Agreement for the awards granted on December 28, 2016 are attached as Exhibits 4.2 and 4.3, respectively, to the Company’s Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission on October 31, 2013 and are incorporated by reference into this Item 5.02.

Item 5.07
Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders (i) elected four director nominees, (ii) approved the issuance of more than 19.9% of the Company’s outstanding shares of common stock upon conversion of principal and accrued interest under an outstanding Convertible Promissory Note in the principal amount of $4.925 million (the “MIEJ Note”), held by MIE Jurassic Energy Corporation (“MIEJ”), (iii) approved the amendment to the Plan (described in greater detail above under Item 5.02), (iv) authorized the Board of Directors of the Company to effect a reverse stock split of the Company’s outstanding common stock in a ratio of between one-to-two and one-to-ten, in the Board of Director’s sole discretion (the “Reverse Stock Split”), (v) approved, on an advisory basis, the appointment of GBH CPA’s, PC, as the Company’s independent auditors for the 2016 fiscal year, and (vi) approved the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies, provided that such adjournment was not necessary.

A total of 33,318,458 shares were present in person or by proxy and represented at the Annual Meeting, which shares constituted a quorum (over 33 1/3% of our outstanding voting shares) based on 49,849,297 shares of common stock and 66,625 shares of Series A Convertible Preferred Stock entitled to vote at the Annual Meeting as of the November 8, 2016, the record date for the Annual Meeting. At the Annual Meeting, the Company’s shareholders voted on the following proposals described in greater detail in the Company’s Definitive Proxy Statement filed on November 8, 2016 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), and summarized below. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected to the class of directors. There were no broker non-votes applicable to the proposals to come before the Annual Meeting.

The results of the voting for each of the proposals were as follows:

1. Election of Directors:

	For	Against	Broker Non-Votes
Frank C. Ingriselli	33,215,392	103,066	0
Adam McAfee	33,213,933	104,525	0
Elizabeth P. Smith	30,450,983	2,867,475	0
David Z. Steinberg	33,213,933	104,525	0

2. To approve the issuance of more than 19.9% of the Company’s outstanding shares of common stock upon conversion of the MIEJ Note:

For:	28,507,313

Against:	4,704,277

Abstain:	106,868

Broker Non-Votes	0

3. To approve an amendment to the Company’s 2012 Equity Incentive Plan, to increase by 5,000,000 the number of shares of common stock reserved for issuance under the plan:

For:	32,987,326

Against:	220,095

Abstain:	111,037

Broker Non-Votes	0

4. To authorize the Board of Directors of the Company to effect a reverse stock split of the Company’s outstanding common stock in a ratio of between one-to-two and one-to-ten, in the Board of Director’s sole discretion:

For:	30,313,324

Against:	2,898,356

Abstain:	106,868

Broker Non-Votes	0

5. Ratification of the appointment of GBH CPA’s, PC, as the Company’s independent auditors for the fiscal year ending December 31, 2016:

For:	33,208,387

Against:	5,052

Abstain:	105,019

6. To approve the adjournment of the Annual Meeting, if necessary or appropriate:

For:	30,458,497

Against:	2,753,372

Abstain:	106,589

As such, each of the four (4) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (and Mr. Steinberg, the Series A Preferred Stock nominee was further appointed by the Series A Preferred Stock holder)(there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and proposals 2 through 4 and proposal 6 were separately approved and ratified by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, each such proposal. Proposal 5 was approved by the affirmative vote of a majority of the shares of common stock and shares of Series A Convertible Preferred Stock entitled to vote at the Annual Meeting.

Item 7.01    Regulation FD Disclosure.

The Company issued a press release on December 30, 2016, announcing the results of the Company’s Annual Meeting, and that it had received notice from the Exchange indicating that it does not satisfy the continued listing standards of the Exchange. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (1)
4.2	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
4.3	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Stock Option Agreement (2)
99.1*	Press Release dated December 30, 2016

*Furnished herewith.
(1) Filed on December 28, 2016, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-215349).
(2) Filed on October 31, 2013, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-192002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEDEVCO CORP.

By:	/s/ Michael L. Peterson
Michael L. Peterson
President and Chief Executive Officer
Date: December 30, 2016

Exhibit No.	Description

4.1	PEDEVCO Corp. Amended and Restated 2012 Equity Incentive Plan (1)
4.2	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Restricted Shares Grant Agreement (2)
4.3	PEDEVCO Corp. 2012 Equity Incentive Plan Form of Stock Option Agreement (2)
99.1*	Press Release dated December 30, 2016

*Furnished herewith.
(1) Filed on December 28, 2016, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-215349).
(2) Filed on October 31, 2013, as an exhibit to the Company’s Registration on Form S-8 and incorporated herein by reference (File No. 333-192002).